UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2024
Vail Resorts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware		001-09614	51-0291762
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

390 Interlocken Crescent
Broomfield,	Colorado		80021
(Address of Principal Executive Offices)			(Zip Code)

(303)	404-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Vail Resorts, Inc. 2024 Omnibus Incentive Plan

On September 25, 2024, upon the recommendation and approval of the Compensation Committee of the Board of Directors (the “Board”) of Vail Resorts, Inc. (the “Company”), the Board adopted the Vail Resorts, Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”), subject to stockholder approval. At the 2024 Annual Meeting of Stockholders of the Company, held on December 5, 2024 (the “Annual Meeting”), the stockholders of the Company considered and approved the 2024 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. A description of the material terms of the 2024 Plan was included under “Proposal 4 - Vote to Approve the Vail Resorts, Inc. 2024 Omnibus Incentive Plan” in the Company’s definitive proxy statement relating to the Annual Meeting as filed with the Securities and Exchange Commission on October 23, 2024, and is incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on Thursday, December 5, 2024. At the Annual Meeting, stockholders of the Company: (1) elected the twelve director nominees named in the proxy statement and listed below; (2) ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2025; (3) on an advisory basis, voted to approve the compensation of the Company’s named executive officers; and (4) voted to approve the Vail Resorts, Inc. 2024 Omnibus Incentive Plan. The final voting results by the Company’s stockholders on these matters at the Annual Meeting are as follows:
1.         Election of Directors.

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Reginald Chambers	32,985,403	29,738	498,443	1,937,541
Susan L. Decker	32,853,070	162,326	498,188	1,937,541
Robert A. Katz	33,120,941	357,275	35,368	1,937,541
Iris Knobloch	31,487,208	1,526,712	499,664	1,937,541
Kirsten A. Lynch	32,745,188	269,801	498,595	1,937,541
Nadia N. Rawlinson	32,860,587	154,615	498,382	1,937,541
John Redmond	32,695,957	782,008	35,619	1,937,541
Michele Romanow	32,927,061	88,556	497,967	1,937,541
Hilary Schneider	32,706,726	308,455	498,403	1,937,541
D. Bruce Sewell	32,610,325	404,801	498,458	1,937,541
John F. Sorte	32,539,255	475,848	498,481	1,937,541
Peter A. Vaughn	32,434,701	580,463	498,420	1,937,541
 2.     Ratification of Selection of Auditors.

VOTES FOR	VOTES AGAINST	ABSTENTIONS
35,106,933	319,023	25,169
3.     Advisory Vote on Executive Compensation ("Say-on-Pay").

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
32,916,634	565,177	31,773	1,937,541
4.     Vote to Approve the Vail Resorts, Inc. 2024 Omnibus Incentive Plan.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
33,094,452	389,479	29,653	1,937,541

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Vail Resorts, Inc. 2024 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: December 9, 2024	By:	/s/ Julie DeCecco
Julie DeCecco
Executive Vice President, General Counsel & Chief Public Affairs Officer